SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 20, 2003

DISC, Inc.

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	1-11578 (Commission File Number)	77-0129625 (I.R.S. Employer Identification No.)

372 Turquoise Street, Milpitas, California (Address of principal executive offices)	95035 (Zip Code)

Registrant’s telephone number, including area code:	(408) 934-7000

(Former name or former address, if changed since last report.)

Item 5.      Other Events.

     On June 20, 2003 DISC, Inc. issued a press release announcing that the company had suspended most of its U.S. operations. A copy of the press release issued by DISC is attached as an exhibit hereto and is incorporated herein by reference in its entirety.

Item 7.     Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press release dated June 20, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISC, INC.

Dated: June 20, 2003

By: /S/ Robert W. Riland, III Robert W. Riland, III President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated June 20, 2003.